1

FORWARD LOOKING STATEMENTS
Statements in this PowerPoint presentation that are not strictly historical in nature constitute "forward-looking statements." Such statements include, but are not limited to, statements about BiovaxID and AutovaxID and any other statements relating to Biovest's products, product candidates, and product development programs. Such statement may include, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as "may",
"could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends",
"plans" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause Biovest's actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of Biovest's clinical trials and product development programs; difficulties or delays in obtaining regulatory approval for product candidates; competition from other pharmaceutical or biotechnology companies; and the additional risks discussed in Biovest's filings with the Securities and
Exchange Commission. All forward looking statements are qualified in their entirety by this cautionary statement, and Biovest undertakes no obligation to revise or update this
PowerPoint presentation to reflect events or circumstances after the date hereof.

Biovest International
Corporate Overview
• 20 year-old company
– GMP Manufacturer of Biologics
– Automated Cell Culture Systems
• Long history with NCI, Biotech and Academia
• Acquired rights to BiovaxID
®
in 2003
• Revenue generating automated instrumentation
division

BiovaxID
• Lead product target to treat 34,000 new indolent follicular B cell lymphoma patients per year
• Superior
Technology:
Only therapy shown in peer-reviewed
publication to induce both clinical and molecular remission in patients with follicular lymphoma
• 164,000 new patients with B cell non-Hodgkin’s lymphoma and related diseases each year worldwide
• Only therapy for follicular lymphoma developed in collaboration with the National Cancer Institute
• Only autologous immunotherapy containing complete copy of a patient’s own target protein

B-cell lymphomas and related diseases:  Pipeline opportunities of BiovaxID
Disease or category
Estimated new cases per year
North
America
Europe ROW
1
Tot
Indolent Follicular NHL
Current Pivotal Phase III Clinical
Trial
16,000 11,500 6,800 34,300
Follow-on indications – using same vaccine process and requiring only Phase III Clinical Trials
Indolent NHLs – Other subtypes
(e.g., MALT; Nodal; Small lymphocytic)
6,150 4,800 2,800 13,750
Aggressive NHLs
(e.g. Diffuse; Mantle-cell; Mediastinal
large-
cell; Lymphoblastic; Burkitt-like; Burkitt’s
lymphoma)
29,000 22,000 12,600 63,600
Multiple Myeloma 17,500 19,000 15,500 52,000
1:ROW: Rest of World
Data for North-America covers US and Canada; Europe cover France, Germany, Italy, Spain, and the United Kingdom;
Note: Numbers reflect rounding.
Sources: National Cancer Institute, 1999; Datamonitor OncoVision v3.0

Rituxan: Rapid uptake of  a targeted biologic in the NHL market
143,700
140,800
138,000
146,600
149,600
152,600
155,600
161,900
165,200
168,500
25.2
17.7
12.2
37.9
53.4
60.2
65.2
75.2
82.0
85.0
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
- US Rituxan-Treated Patients (NHL Only) -
in % of total NHL treated population
Sources: UBS Warburg Report May 2003, Rodman & Renshaw Monthly Oncology Report June 2005, Genentech website - www.gene.com, accessed in Dec. 2006

Source: Redbook, IMS health, ING – April 2005; Companies’ websites – Nov. 2005
Avastin ® Erbitux ® Herceptin ® Rituxan ® Zevalin ®
Tumor-type
Metastatic
Colorectal
Metastatic
Colorectal
Breast Cancer Follicular NHL NHL
Type of Product
monoclonal
antibody
monoclonal
antibody
monoclonal
antibody
monoclonal
antibody
monoclonal
antibody
Launch Date (US) 03/2004 02/2004 10/1998 12/1997 05/2002
Average Price per
year or treatment
course
($US)
$52,250 $121,000 $64,000 $59,080 $60,000
2004 US Sales
($US, in MM)
$554.6 $260.8 $479.0 $1,574.0 $23.6
Comparable Products: Biotechnology cancer therapies command a premium price in today’s market

Indolent follicular NHL - Illustrative analysis of market potential
Illustrative Market
Penetration
Patients
treated per year
1
BiovaxID Pricing Scenarios
2
$70,000 $100,000 $120,000
20% 6900 $483MM $690MM $828MM
50% 17150 $1.2B $1.7B $2.1B
85% 29000 $2B $2.9B $3.5B
1. Based on a total of 34,300 new cases of indolent follicular NHL worldwide per year.
2. For illustrative purposes only

A Model Tumor Antigen
Ig are composed of heavy and
light chains with highly specific
variable regions –
the variable
regions of the heavy and light
chains combine to form unique
Ag-recognition site.  These
variable regions contain
determinants recognized as
Ags, or idiotypes.
Id can thus serve as a truly
tumor-specific antigen
The idiotype (Id) of the surface
immunoglobulin receptor on a
given B cell malignancy is a
clonal marker

BiovaxID works by stimulating the immune system to destroy tumor cells but not normal cells
• All NHL tumor cells have
unique markers on their
surface
– The human immune
system does not
recognize these cells as
dangerous
• The unique  marker proteins
are used to make a vaccine
stimulating the immune
system to seek out and
destroy tumor cells and
nothing else
Tumor Biopsy
Vaccinate
patient

BiovaxID complements current therapies for non-Hodgkin’s lymphoma
Debulk Tumor
Designed to kill residual tumor cells
Designed to provide ongoing
immunosurveillance for recurrent tumor
Chemotherapy
Monoclonal antibodies
(e.g. Rituxan)
Radiation therapy
Surgery
Use Patients Tumor Cells
to Produce BiovaxID
Administer BiovaxID
1
2
3

BiovaxID is produced by a unique, patient-specific production process
2) Biovest’s automated AutovaxID-C
bioreactor with its patient-specific
cartridge, produces idiotype protein
1) Biopsy - cancer cells are sampled and
idiotype for vaccine is identified
3) Purified idiotype conjugated
to a powerful immune
stimulant (KLH)
4) BiovaxID administered with a second
immune stimulant (GM-CSF) and creates
a patient-specific anti-cancer immunity

13 The AutovaxID™ can be set up in minutes. Control unit Disposable culture module Refrigerated product storage Introducing cells Bar code ID scan Programming Mounting culture module in control unit

AutovaxID: Re-inventing cell production
• AutovaxID is a product extension of our existing
instrumentation business
• Organizations worldwide targeted for AutovaxID
include researcher labs and universities, biotech &
pharmaceutical companies
• Goal is to automate the cell production industry
• New manufacturing facility for AutovaxID
production funded and in process
• Razor/razor blade business model
• Market will grow significantly with development of
personalized medicine applications
An AutovaxID Desktop Bioreactor eliminates the need for a Clean Room, allowing exponential production scalability

Phase 2 Data
• Although this trial was not a
randomized, controlled trial,
the updated follow-up data
continue to suggest that
BiovaxID vaccination may
result in long-term disease
free survival superior to that
of the National Cancer
Institute’s ProMACE
chemotherapy-treated control
group as well as comparable
or superior to that of the
CHOP-R treated cohort
reported on by Czuczman et
al
Long-Term Follow-Up of the Phase 2 Cohort
Santos C, Cohen CM, Arikian S, Stern LS, Katz LM, Watson
TM, Stergiou AM, Gause BL. BiovaxID Vaccine Therapy of
Follicular Lymphoma in First Remission: Long-Term Follow-
Up of a Phase II Trial and Status of a Controlled,
Randomized Phase III Trial. Am Soc of Hematol. 2005
8.0
2.2
6.9
0
1
2
3
4
5
6
7
8
9
Biov axID
NCI Cohort/
ProMACE
CytaBOM
Czuczman/
CHOP-R
Median Disease Free Survival Comparison

45.0%
95.0%
0%
20%
40%
60%
80%
100%
Continuous Remission (CR) Survival
-
Long-term
Results of Phase II (Median Follow-up of 9.2
Years; N=20)
•
With a median followup of 9.2 years,
45% of patients remain in continuous
first CR at their most recent follow-up
- Median DFS for the cohort is
96.5 months (8.0 years)
• At the same observation point, overall
survival remains at 95%; there have
been no additional reported mortalities
in this cohort
•
95% of patients –
autologous T-cell
response; 75% humoral response
Santos C, Cohen CM, Arikian S, Stern LS, Katz LM, Watson TM, Stergiou AM, Gause BL. BiovaxID
Vaccine Therapy of Follicular Lymphoma in First Remission: Long-Term Follow-Up of a Phase II
Trial and Status of a Controlled, Randomized Phase III Trial. Am Soc of Hematol. 2005
Striking early clinical results in treating NHL
Phase 2 Data: Results from an NCI cohort

Of the 20 patient cohort:
11 initially t(14;18)+, and
all 11 maintained their
status post-chemotherapy
One month following final
ID-KLH vaccination 8 of
these 11 patients
converted to t(14;18)-
(72.7%)
All 8 continued to be
t(14;18)- at the last time
point these samples were
analyzed (range 8 to 32
months following
vaccination)
Phase 2 Data
Ability to induce molecular remission
73%
100%
27%
0
2
4
6
8
10
Post-Chemotherapy Post-Vaccination
BiovaxID Converts 73% of t(14;18) Positive
Patients to t(14;18) Negative
t(14;18)+
t(14;18)-
73%
converted to
t(14;18)-

• Independent study using BiovaxID at the
Univ. of Navarra, N=25 patients
• Design: Follicular lymphoma patients who
failed first line chemotherapy immunized with
BiovaxID following 2
nd
remission.
• Results: BiovaxID provided first-ever increase
in disease free survival for follicular
lymphoma
– Median DFS for BiovaxID-induced 2
nd
remission has not been reached, but is
>33 months; median DFS for 1
st
remission was 17 months.
– 20 of 25 treated patients developed a
BiovaxID -induced anti-tumor immune
response.
– For all 20 of these patients their 2
nd
BiovaxID-induced DFS was significantly
longer than their 1
st
DFS (P<.0001) – a
“first” in the treatment of this disease.
Independent published validation of BiovaxID: “..the first formal demonstration of clinical benefit associated  with the use of a human cancer vaccine." (Journal of the  National Cancer Institute 2006; 98:1292-1301).

Vaccination Results for 2
nd
Remission (Journal of the
National Cancer Institute 2006; 98:1292-1301).
1
st
remission-median
DFS of 17 months
2
nd
remission
After BiovaxID, median
DFS not yet reached.
(33+ months).
Historical median duration
of 2
nd
remission with CHOP
chemotherapy is 13 months.

Immune response = longer remissions
Striking and statistically
significant 2
nd
remission
duration increase in
patients responding to
vaccine…
… vs non-responders
(whose 2
nd
remission
durations are of shorter
duration than their 1
st
remission)

Mantle Cell Lymphoma Clinical Trial Schema
LN Bx
EPOCH-R
6 cycles
Id/KLH + GM-CSF s.c.
0 12       16       20       24            32
EPOCH-R
Begins
EPOCH-R
Ends
-18 Weeks
n = 26
•
EPOCH-R – Rituximab on day 1
-- Continuous iv infusion of Etoposide, Doxorubicin and Vincristine over 96 hrs (days 1-5)
-- Cyclophosphamide iv on day 5
-- Prednisone days 1-5.
•
Id-KLH+GM-CSF – 0.5 mg autologous Id + 0.5 mg KLH + 100 g/m
2
GM-CSF

Rationale
• Strong CD4+ and CD8+ T cell responses
are essential for optimal anti-tumor
immunity.
• The presence of B cells may inhibit the
induction of T cell dependent anti-tumor
immunity –
Qin et al. Nat. Med, 1998.
• Rituximab induces severe depletion of B
cells from peripheral blood and lymphoid
tissues for 6-9 months.

Clinical Outcome • Following EPOCH-R, CR in 92% of the patients PR in 8% of the patients • With a median follow-up of 4 years, Progression free survival is 19% Overall survival is 81%

Conclusions – MCL Vaccine Study
• Antibody responses to KLH carrier were delayed
but present in 17/23 (74%) patients, and Id-
specific antibody responses were detected in
8/23 (35%) patients.
• Tumor-specific T cell responses were detected in
20/23 (87%) patients following rituximab
containing chemotherapy regimen
• These results suggest that severe B-cell
depletion does not impair induction of T-cell
responses

BiovaxID:  BV-301
6 months
6 - 12 months
Rest for immune
system to recover
PACE or CHOP-R
CR/CRu Achieved
PATIENT
RANDOMIZATION
2:1
Up to a maximum of
12 months after
chemotherapy
Vaccine
Administered
Specific vaccine
Id-KLH/GM-CSF
Segment A Segment B
Non-specific
vaccine
KLH/GM-CSF

• Trial initially designed to enroll 563 total PACE treated patients in order to complete 375 patients in Segment B (vaccine or
control)
– Current data from trial (CR rate of 80-85%) suggest only
460 PACE patients needed to randomize 375 patients
• Adaptive study design per current protocol assumptions requires
460-630 enrolled patients and 375 - 540 patients randomized*
• Full accrual was projected at 5 years with 4 years of additional follow up
*Depends on the proportion of new enrolled patients, due to CHOP-R amendment, allocated to PACE chemotherapy, and disease free survival rates of placebo arm
BV 301 Phase 3 Trial : Enrollment/statistical assumptions with
PACE chemotherapy (interim analysis)
375 PACE treated patients need to be randomized in Segment B to obtain
80% power to detect difference in disease free survival in trial.
As of April 2008:
• 234 patients enrolled in segment A
• 177 patients randomized in segment B (vaccine or control) – all
PACE patients

Per-Protocol Sample (N=120) – Disease Free Survival

Comparative analysis: increased survival is dependent upon immune response
Data
published
Median
DFS
Overall
survival
% with
cellular
immune
response
% with
humoral
immune
response
% with
molecular
remission
Biovest
BiovaxID*
Yes 8.1 yr
95% after
8-10 yr
95% 75% 73%
Genitope
MyVax
No 3.1 yr
Not
reported
44% 48%
Not
reported
Favrille
FavID
No
Not
available
Not
reported
67% 20%
Not
reported
R-CHOP Yes Various
58-88%
after 5
years
Not
applicable
Not
applicable
Varies
*BiovaxID is the only therapy using a complete copy of the patient’s own target antigen

BV301 Data Monitoring Committee (DMC)
• On April 15, 2008, the DMC met to review an interim analysis of the safety and efficacy data for the Phase 3 study.
• The analysis showed that BiovaxID™ continues to have a favorable safety profile.
• The DMC recommended Biovest unblind the study for a final
analysis.
– The final study report should contain data through August 29, 2008.  That date signifies when the last randomized and vaccinated patient reaches 12 months follow-up from their first injection.
• The DMC Chairman has volunteered to participate in ongoing regulatory meetings with the FDA and other Health Authorities regarding unblinding the results and seeking a pathway for
conditional and/or accelerated approvals.

Favorable Safety Profile – SAEs by Causality
and Timing
Table 2
Timing Number of Subjects
During Chemotherapy
23
During Vaccine
7
After Vaccine
1
Unknown
1
Table 1
Relatedness Number of Subjects
Possible
2
Unknown
25
Unlikely
3
Unrelated
2

Financial Information
Cash & cash equivalents 1,048,000
Total assets 6,902,000
Total risk bearing debt 18,332,000
Stockholder's Equity:
Common stock, $.01 par value, 300,000,000 shares authorized; 963,000
96,305,038 outstanding as of March31, 2008
Additional paid-in capital 69,590,000
Deficit accumulated (104,761,000)
Total shareholders' deficit (34,208,000)
Shares
outstanding
WA Exercise price WA Term
Common shares outstanding 96,305,038
Employee stock options 9,751,092 0.72 7.5
Warrants 28,498,530 0.55 9.35
Total fully diluted shares 134,554,660
For 6 months ended March 31,
2008 2007
Revenue 2,815,000 2,879,000
Net income/(loss) (8,133,000) (29,400,000)
As of 3/31/2008
Income Statement
Equity
Fully Diluted Shares Outstanding

Questions?